Exhibit 99.2

Devon Energy First-Quarter 2024

Supplemental Tables

TABLE OF CONTENTS:	PAGE:
Consolidated Statements of Earnings	2
Supplemental Information for Consolidated Statements of Earnings	3
Consolidated Balance Sheets	4
Consolidated Statements of Cash Flows	5
Production	6
Capital Expenditures and Supplemental Information for Capital Expenditures	7
Realized Pricing	8
Asset Margins	9
Core Earnings and EBITDAX	10
Net Debt, Net Debt-to-EBITDAX, Free Cash Flow, Adjusted Free Cash Flow and Reinvestment Rate	11

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2024	2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil, gas and NGL sales	$2,629	$2,737	$2,882	$2,493	$2,679
Oil, gas and NGL derivatives (1)	(145)	324	(194)	(76)	64
Marketing and midstream revenues	1,112	1,084	1,148	1,037	1,080

Total revenues	3,596	4,145	3,836	3,454	3,823

Production expenses (2)	751	759	757	719	693
Exploration expenses	9	4	3	10	3
Marketing and midstream expenses	1,133	1,093	1,160	1,051	1,105
Depreciation, depletion and amortization	722	650	651	638	615
Asset dispositions	1	11	—	(41)	—
General and administrative expenses	114	111	99	92	106
Financing costs, net (3)	76	77	81	78	72
Other, net	22	10	13	10	5

Total expenses	2,828	2,715	2,764	2,557	2,599

Earnings before income taxes	768	1,430	1,072	897	1,224
Income tax expense (4)	159	269	152	199	221

Net earnings	609	1,161	920	698	1,003
Net earnings attributable to noncontrolling interests	13	9	10	8	8

Net earnings attributable to Devon	$596	$1,152	$910	$690	$995

Net earnings per share:
Basic net earnings per share	$0.95	$1.81	$1.43	$1.08	$1.53
Diluted net earnings per share	$0.94	$1.81	$1.42	$1.07	$1.53
Weighted average common shares outstanding:
Basic	629	635	637	638	645
Diluted	632	638	639	639	647

SUPPLEMENTAL INFORMATION FOR CONSOLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES

(in millions)	2024	2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Derivative cash settlements	$24	$8	$(11)	$37	$13
Derivative valuation changes	(169)	316	(183)	(113)	51

Oil, gas and NGL derivatives	$(145)	$324	$(194)	$(76)	$64

(2) PRODUCTION EXPENSES

(in millions)	2024	2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Lease operating expense	$380	$381	$367	$353	$327
Gathering, processing & transportation	180	181	178	177	166
Production taxes	175	182	191	165	175
Property taxes	16	15	21	24	25

Production expenses	$751	$759	$757	$719	$693

(3) FINANCING COSTS, NET

(in millions)	2024	2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Interest based on outstanding debt	$87	$87	$93	$96	$93
Interest income	(13)	(12)	(11)	(15)	(17)
Other	2	2	(1)	(3)	(4)

Financing costs, net	$76	$77	$81	$78	$72

(4) INCOME TAX EXPENSE

(in millions)	2024	2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Current expense	$119	$105	$139	$80	$141
Deferred expense	40	164	13	119	80

Income tax expense	$159	$269	$152	$199	$221

CONSOLIDATED BALANCE SHEETS

(in millions)	2024	2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Current assets:
Cash, cash equivalents and restricted cash	$1,149	$875	$761	$488	$887
Accounts receivable	1,670	1,573	1,853	1,519	1,615
Inventory	234	249	233	201	212
Other current assets	345	460	365	397	475

Total current assets	3,398	3,157	3,212	2,605	3,189
Oil and gas property and equipment, based on successful efforts accounting, net	18,033	17,825	17,563	17,317	16,932
Other property and equipment, net	1,551	1,503	1,468	1,446	1,583

Total property and equipment, net	19,584	19,328	19,031	18,763	18,515
Goodwill	753	753	753	753	753
Right-of-use assets	276	267	261	266	219
Investments	713	666	671	675	469
Other long-term assets	254	319	313	293	275

Total assets	$24,978	$24,490	$24,241	$23,355	$23,420

Current liabilities:
Accounts payable	$879	$760	$812	$843	$935
Revenues and royalties payable	1,268	1,222	1,434	1,199	1,266
Short-term debt	479	483	487	244	247
Income taxes payable	189	67	58	1	154
Other current liabilities	451	417	539	382	329

Total current liabilities	3,266	2,949	3,330	2,669	2,931
Long-term debt	5,668	5,672	5,675	6,169	6,175
Lease liabilities	301	295	290	299	256
Asset retirement obligations	683	643	641	548	546
Other long-term liabilities	841	876	850	858	866
Deferred income taxes	1,878	1,838	1,676	1,662	1,543
Stockholders’ equity:
Common stock	63	64	64	64	64
Additional paid-in capital	5,718	5,939	6,153	6,131	6,344
Retained earnings	6,509	6,195	5,535	4,940	4,712
Accumulated other comprehensive loss	(123)	(124)	(113)	(114)	(115)
Treasury stock	—	(13)	—	—	(28)

Total stockholders’ equity attributable to Devon	12,167	12,061	11,639	11,021	10,977
Noncontrolling interests	174	156	140	129	126

Total equity	12,341	12,217	11,779	11,150	11,103

Total liabilities and equity	$24,978	$24,490	$24,241	$23,355	$23,420

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2024	2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Cash flows from operating activities:
Net earnings	$609	$1,161	$920	$698	$1,003
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	722	650	651	638	615
Leasehold impairments	—	1	1	3	—
Accretion (amortization) of liabilities	—	1	(2)	(8)	(7)
Total (gains) losses on commodity derivatives	145	(324)	194	76	(64)
Cash settlements on commodity derivatives	24	8	(11)	37	13
(Gains) losses on asset dispositions	1	11	—	(41)	—
Deferred income tax expense	40	164	13	119	80
Share-based compensation	24	23	22	25	23
Other	3	(3)	(2)	(2)	2
Changes in assets and liabilities, net	170	45	(61)	(140)	12

Net cash from operating activities	1,738	1,737	1,725	1,405	1,677

Cash flows from investing activities:
Capital expenditures	(894)	(910)	(882)	(1,079)	(1,012)
Acquisitions of property and equipment	(8)	(10)	(23)	(18)	(13)
Divestitures of property and equipment	17	3	1	1	21
Distributions from investments	11	8	7	9	8
Contributions to investments and other	(47)	(1)	—	(15)	(37)

Net cash from investing activities	(921)	(910)	(897)	(1,102)	(1,033)

Cash flows from financing activities:
Repayments of long-term debt	—	—	(242)	—	—
Repurchases of common stock	(205)	(234)	—	(228)	(517)
Dividends paid on common stock	(299)	(488)	(312)	(462)	(596)
Contributions from noncontrolling interests	12	19	10	8	—
Distributions to noncontrolling interests	(7)	(12)	(9)	(13)	(11)
Shares exchanged for tax withholdings and other	(42)	(1)	—	(9)	(87)

Net cash from financing activities	(541)	(716)	(553)	(704)	(1,211)

Effect of exchange rate changes on cash	(2)	3	(2)	2	—

Net change in cash, cash equivalents and restricted cash	274	114	273	(399)	(567)
Cash, cash equivalents and restricted cash at beginning of period	875	761	488	887	1,454

Cash, cash equivalents and restricted cash at end of period	$1,149	$875	$761	$488	$887

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,126	$853	$654	$372	$761
Restricted cash	23	22	107	116	126

Total cash, cash equivalents and restricted cash	$1,149	$875	$761	$488	$887

PRODUCTION

	2024	2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil (MBbls/d)
Delaware Basin	208	208	215	209	211
Eagle Ford	43	43	40	45	40
Anadarko Basin	11	13	14	15	15
Williston Basin	40	36	35	36	36
Powder River Basin	13	13	13	14	14
Other	4	4	4	4	4

Total	319	317	321	323	320

Natural gas liquids (MBbls/d)
Delaware Basin	113	112	112	105	97
Eagle Ford	14	15	15	16	15
Anadarko Basin	26	29	27	31	26
Williston Basin	10	10	9	9	8
Powder River Basin	2	3	2	2	2
Other	—	—	1	1	1

Total	165	169	166	164	149

Gas (MMcf/d)
Delaware Basin	695	673	680	636	640
Eagle Ford	79	81	78	86	82
Anadarko Basin	223	225	235	254	237
Williston Basin	63	61	58	59	54
Powder River Basin	18	20	18	18	16
Other	1	1	1	1	1

Total	1,079	1,061	1,070	1,054	1,030

Total oil equivalent (MBoe/d)
Delaware Basin	437	433	440	420	415
Eagle Ford	70	72	68	74	68
Anadarko Basin	74	79	80	89	81
Williston Basin	61	55	54	56	53
Powder River Basin	18	19	19	19	19
Other	4	4	4	4	5

Total	664	662	665	662	641

CAPITAL EXPENDITURES

(in millions)	2024	2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	$555	$506	$503	$583	$572
Eagle Ford	156	194	198	179	188
Anadarko Basin	59	51	13	67	66
Williston Basin	27	55	69	89	73
Powder River Basin	43	55	45	39	32
Other	2	3	2	1	2

Total upstream capital	$842	$864	$830	$958	$933

Carbon capital	32	31	25	30	27
Midstream and Corporate	63	45	41	30	28
Acquisitions	8	11	23	18	13

Total capital	$945	$951	$919	$1,036	$1,001

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

GROSS OPERATED SPUDS

	2024	2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	76	60	64	65	60
Eagle Ford	30	26	28	18	23
Anadarko Basin	4	17	10	9	19
Williston Basin	1	—	7	8	6
Powder River Basin	3	5	4	3	3

Total	114	108	113	103	111

GROSS OPERATED WELLS TIED-IN

	2024	2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	59	62	59	76	42
Eagle Ford	26	24	13	29	26
Anadarko Basin	5	4	—	16	7
Williston Basin	10	6	6	8	17
Powder River Basin	2	4	3	2	5

Total	102	100	81	131	97

NET OPERATED WELLS TIED-IN

	2024	2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	50	47	49	61	40
Eagle Ford	21	20	12	25	18
Anadarko Basin	2	1	—	7	3
Williston Basin	10	3	4	6	15
Powder River Basin	2	4	3	2	4
Total	85	75	68	101	80

AVERAGE LATERAL LENGTH

(based on wells tied-in)	2024	2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	10,300’	10,300’	9,700’	10,100’	9,900’
Eagle Ford	6,700’	7,900’	5,000’	6,200’	6,700’
Anadarko Basin	10,000’	12,500’	—	9,100’	9,300’
Williston Basin	9,600’	12,300’	12,300’	10,000’	11,500’
Powder River Basin	9,600’	9,600’	13,300’	15,000’	10,700’

Total	9,300’	9,900’	9,300’	9,200’	9,300’

REALIZED PRICING

BENCHMARK PRICES
(average prices)	2024	2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$77.01	$78.48	$82.06	$73.76	$76.17
Natural Gas ($/Mcf) - Henry Hub	$2.25	$2.88	$2.54	$2.09	$3.44
NGL ($/Bbl) - Mont Belvieu Blended	$27.51	$25.52	$26.62	$23.99	$29.48

REALIZED PRICES
	2024	2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil (Per Bbl)
Delaware Basin	$76.23	$77.75	$80.72	$71.86	$74.43
Eagle Ford	76.51	78.51	80.85	72.36	74.06
Anadarko Basin	74.91	77.09	79.86	71.52	74.14
Williston Basin	71.13	74.26	79.50	70.80	74.09
Powder River Basin	71.93	74.58	78.51	70.75	74.30

Realized price without hedges	75.40	77.32	80.48	71.74	74.32
Cash settlements	(0.25)	(0.34)	(0.67)	—	(0.10)

Realized price, including cash settlements	$75.15	$76.98	$79.81	$71.74	$74.22

Natural gas liquids (Per Bbl)
Delaware Basin	$20.55	$19.93	$20.76	$18.07	$23.72
Eagle Ford	23.67	22.67	23.70	20.22	26.18
Anadarko Basin	24.77	21.44	23.37	19.42	27.88
Williston Basin	6.27	2.95	4.09	2.52	8.97
Powder River Basin	32.91	28.80	29.63	24.52	35.72

Realized price without hedges	20.81	19.67	20.72	17.79	24.12
Cash settlements	(0.08)	—	—	—	—
Realized price, including cash settlements	$20.73	$19.67	$20.72	$17.79	$24.12

Gas (Per Mcf)
Delaware Basin	$1.19	$1.76	$1.94	$1.18	$1.90
Eagle Ford	1.89	2.44	2.31	1.80	2.99
Anadarko Basin	1.92	2.38	2.17	1.72	3.14
Williston Basin	N/M	N/M	N/M	N/M	1.57
Powder River Basin	2.29	2.52	2.53	2.41	4.25

Realized price without hedges	1.30	1.83	1.92	1.27	2.29
Cash settlements	0.32	0.19	0.09	0.39	0.18

Realized price, including cash settlements	$1.62	$2.02	$2.01	$1.66	$2.47

Total oil equivalent (Per Boe)
Delaware Basin	$43.55	$45.38	$47.68	$42.05	$46.35
Eagle Ford	53.81	54.64	55.71	49.69	52.81
Anadarko Basin	25.48	26.96	27.88	24.04	32.16
Williston Basin	47.37	47.77	52.64	45.94	52.94
Powder River Basin	57.60	57.99	62.21	56.33	63.01

Realized price without hedges	43.52	44.93	47.10	41.39	46.44
Cash settlements	0.39	0.14	(0.18)	0.61	0.22

Realized price, including cash settlements	$43.91	$45.07	$46.92	$42.00	$46.66

ASSET MARGINS

BENCHMARK PRICES

(average prices)	2024	2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$77.01	$78.48	$82.06	$73.76	$76.17
Natural Gas ($/Mcf) - Henry Hub	$2.25	$2.88	$2.54	$2.09	$3.44
NGL ($/Bbl) - Mont Belvieu Blended	$27.51	$25.52	$26.62	$23.99	$29.48

PER-UNIT CASH MARGIN BY ASSET (per Boe)

	2024	2023
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin
Realized price	$43.55	$45.38	$47.68	$42.05	$46.35
Lease operating expenses	(5.54)	(5.46)	(5.03)	(4.96)	(4.58)
Gathering, processing & transportation	(2.79)	(2.75)	(2.63)	(2.63)	(2.63)
Production & property taxes	(3.16)	(3.24)	(3.48)	(3.18)	(3.43)

Field-level cash margin	$32.06	$33.93	$36.54	$31.28	$35.71

Eagle Ford
Realized price	$53.81	$54.64	$55.71	$49.69	$52.81
Lease operating expenses	(7.59)	(7.05)	(7.52)	(6.18)	(6.32)
Gathering, processing & transportation	(1.67)	(1.62)	(1.63)	(1.67)	(1.49)
Production & property taxes	(2.73)	(2.95)	(3.18)	(2.97)	(3.25)

Field-level cash margin	$41.82	$43.02	$43.38	$38.87	$41.75

Anadarko Basin
Realized price	$25.48	$26.96	$27.88	$24.04	$32.16
Lease operating expenses	(3.33)	(3.26)	(3.43)	(3.13)	(3.41)
Gathering, processing & transportation	(6.27)	(5.98)	(6.11)	(5.97)	(5.93)
Production & property taxes	(1.24)	(1.40)	(1.36)	(1.22)	(1.73)

Field-level cash margin	$14.64	$16.32	$16.98	$13.72	$21.09

Williston Basin
Realized price	$47.37	$47.77	$52.64	$45.94	$52.94
Lease operating expenses	(10.88)	(13.07)	(13.04)	(13.43)	(13.25)
Gathering, processing & transportation	(2.03)	(2.34)	(2.31)	(2.29)	(2.19)
Production & property taxes	(4.72)	(4.78)	(5.13)	(4.68)	(4.85)

Field-level cash margin	$29.74	$27.58	$32.16	$25.54	$32.65

Powder River Basin
Realized price	$57.60	$57.99	$62.21	$56.33	$63.01
Lease operating expenses	(11.66)	(8.65)	(8.45)	(10.03)	(11.07)
Gathering, processing & transportation	(3.03)	(3.17)	(3.02)	(2.97)	(2.73)
Production & property taxes	(6.91)	(6.75)	(7.45)	(6.79)	(7.78)

Field-level cash margin	$36.00	$39.42	$43.29	$36.54	$41.43

Devon - Total
Realized price	$43.52	$44.93	$47.10	$41.39	$46.44
Lease operating expenses	(6.29)	(6.25)	(6.00)	(5.86)	(5.67)
Gathering, processing & transportation	(2.98)	(2.97)	(2.91)	(2.94)	(2.88)
Production & property taxes	(3.16)	(3.24)	(3.46)	(3.14)	(3.47)

Field-level cash margin	$31.09	$32.47	$34.73	$29.45	$34.42

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on first-quarter 2024 earnings.

	Quarter Ended March 31, 2024
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$768	$609	$596	$0.94
Adjustments:
Asset dispositions	1	1	1	—
Deferred tax asset valuation allowance	—	(1)	(1)	—
Fair value changes in financial instruments	172	134	134	0.22

Core earnings (Non-GAAP)	$941	$743	$730	$1.16

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before financing costs, net; income tax expense; exploration expenses; depreciation, depletion and amortization; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q1 ‘24	Q4 ‘23	Q3 ‘23	Q2 ‘23	TTM	Q1 ‘23
Net earnings (GAAP)	$609	$1,161	$920	$698	$3,388	$1,003
Financing costs, net	76	77	81	78	312	72
Income tax expense	159	269	152	199	779	221
Exploration expenses	9	4	3	10	26	3
Depreciation, depletion and amortization	722	650	651	638	2,661	615
Asset dispositions	1	11	—	(41)	(29)	—
Share-based compensation	24	22	22	25	93	23
Derivative & financial instrument non-cash val. changes	169	(316)	183	113	149	(51)
Accretion on discounted liabilities and other	22	10	13	10	55	5

EBITDAX (Non-GAAP)	$1,791	$1,888	$2,025	$1,730	$7,434	$1,891

NET DEBT

Devon defines net debt as debt (includes short-term and long-term debt) less cash, cash equivalents and restricted cash. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023
Total debt (GAAP)	$6,147	$6,155	$6,162	$6,413	$6,422
Less:
Cash, cash equivalents and restricted cash	(1,149)	(875)	(761)	(488)	(887)

Net debt (Non-GAAP)	$4,998	$5,280	$5,401	$5,925	$5,535

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023
Net debt (Non-GAAP)	$4,998	$5,280	$5,401	$5,925	$5,535
EBITDAX (Non-GAAP) (1)	$7,434	$7,534	$7,776	$8,239	$9,342

Net debt-to-EBITDAX (Non-GAAP)	0.7	0.7	0.7	0.7	0.6

(1)	EBITDAX is an annualized measure using a trailing twelve-month calculation.

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	Quarter Ended Mar. 31, 2024	Quarter Ended Dec. 31, 2023	Quarter Ended Sep. 30, 2023	Quarter Ended Jun. 30, 2023	Quarter Ended Mar. 31, 2023
Total operating cash flow (GAAP)	$1,738	$1,737	$1,725	$1,405	$1,677
Less capital expenditures:	(894)	(910)	(882)	(1,079)	(1,012)

Free cash flow (Non-GAAP)	$844	$827	$843	$326	$665

ADJUSTED FREE CASH FLOW

Devon is committed to returning approximately 70% of our adjusted free cash flow to shareholders through a fixed dividend, variable dividend and share repurchases. Adjusted free cash flow is calculated as total operating cash flow before balance sheet changes less accrued capital expenditures.

Quarter Ended Mar. 31, 2024
Total operating cash flow (GAAP)	$1,738
Changes in assets and liabilities	(170)

Cash flow before balance sheet changes (Non-GAAP)	1,568
Capital expenditures (Accrued)	(945)

Adjusted free cash flow (Non-GAAP)	$623

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	Quarter Ended Mar. 31, 2024	Quarter Ended Dec. 31, 2023	Quarter Ended Sep. 30, 2023	Quarter Ended Jun. 30, 2023	Quarter Ended Mar. 31, 2023
Capital expenditures (Accrued)	$945	$951	$919	$1,036	$1,001
Operating cash flow	$1,738	$1,737	$1,725	$1,405	$1,677

Reinvestment rate (Non-GAAP)	54%	55%	53%	74%	60%

SECOND-QUARTER AND FULL-YEAR 2024 GUIDANCE

PRODUCTION GUIDANCE

	Quarter 2		Full Year
	Low	High	Low	High
Oil (MBbls/d)	321	327	316	322
Natural gas liquids (MBbls/d)	168	174	164	170
Gas (MMcf/d)	1,085	1,135	1,050	1,100

Total oil equivalent (MBoe/d)	670	690	655	675

CAPITAL EXPENDITURES GUIDANCE

	Quarter 2		Full Year
(in millions)	Low	High	Low	High
Upstream capital	$850	$900	$3,050	$3,250
Carbon capital	30	40	125	175
Midstream & other capital	35	45	125	175

Total capital	$915	$985	$3,300	$3,600

PRICE REALIZATIONS GUIDANCE

	Quarter 2		Full Year
	Low	High	Low	High
Oil - % of WTI	95%	100%	95%	100%
NGL - % of WTI	20%	30%	20%	30%
Natural gas - % of Henry Hub(1)	20%	40%	50%	60%

(1)	Realizations do not include impact from natural gas basis swaps.

OTHER GUIDANCE ITEMS

	Quarter 2		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing & midstream operating profit	$(15)	$(5)	$(50)	$(40)
LOE & GP&T per BOE	$9.20	$9.40	$9.20	$9.40
Production & property taxes as % of upstream sales	7.4%	8.0%	7.4%	8.0%
Exploration expenses	$—	$5	$15	$25
Depreciation, depletion and amortization	$730	$770	$2,850	$2,950
General & administrative expenses	$105	$115	$410	$450
Net financing costs, net	$75	$85	$310	$330
Other expenses	$—	$10	$30	$40

INCOME TAX GUIDANCE

	Quarter 2		Full Year
(% of pre-tax earnings)	Low	High	Low	High
Current income tax rate	14%	16%	14%	16%
Deferred income tax rate	6%	8%	6%	8%

Total income tax rate	~22%		~22%

CONTINGENT PAYMENTS FOR BARNETT SHALE DIVESTITURE (through 2024)

WTI Threshold	WTI Annual Earnout Amount	Henry Hub Threshold	Henry Hub Annual Earnout Amount
$50.00	$10,000,000	$2.75	$20,000,000
$55.00	$12,500,000	$3.00	$25,000,000
$60.00	$15,000,000	$3.25	$35,000,000
$65.00	$20,000,000	$3.50	$45,000,000

2024 & 2025 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q2 2024	26,341	$79.01	67,022	$65.98	$84.78
Q3 2024	28,000	$78.97	79,000	$66.92	$84.61
Q4 2024	28,000	$78.97	69,000	$67.93	$84.38
Q1-Q4 2025	3,468	$72.75	992	$70.00	$77.40

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q2 2024	Midland Sweet	62,500	$1.17
Q3-Q4 2024	Midland Sweet	69,500	$1.17
Q1-Q4 2025	Midland Sweet	63,000	$1.00

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/ MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q2 2024	263,000	$3.21	56,000	$3.91	$6.19
Q3 2024	263,000	$3.21	—	$—	$—
Q4 2024	209,000	$3.18	—	$—	$—
Q1-Q4 2025	75,537	$3.04	—	$—	$—

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q2 2024	El Paso Permian	60,000	$(0.90)
Q3–Q4 2024	El Paso Permian	10,000	$(1.00)
Q2–Q4 2024	Houston Ship Channel	110,000	$(0.24)
Q2 2024	WAHA	70,000	$(0.66)
Q3–Q4 2024	WAHA	60,000	$(0.58)
Q1–Q4 2025	WAHA	10,000	$(0.63)

2024 & 2025 HEDGING POSITIONS (continued)

NGL Commodity Hedges

		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q2-Q4 2024	Natural Gasoline	3,000	$69.11
Q2-Q4 2024	Normal Butane	3,350	$37.58
Q2 2024	Propane	4,591	$32.87
Q3-Q4 2024	Propane	5,250	$33.01

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC end of the month NYMEX index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of March 31, 2024.